SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                 AMENDMENT NO. 1


                                       TO

                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 6, 2001


                           APPIANT TECHNOLOGIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           DELAWARE                      0-21999                 84-1360852
(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER)
 INCORPORATION OR ORGANIZATION)                              IDENTIFICATION NO.)


          6663 OWENS DRIVE
           PLEASANTON, CA                                    94588
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                   (ZIP CODE)

       Registrant's telephone number, including area code: (925) 251-3200

                                 Not applicable
              ----------------------------------------------------

          (Former name or former address, if changed since last report)


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ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS


On May 23, 2001, pursuant to the Agreement and Plan of Merger, dated as of February 5, 2001, by and among Appiant Technologies, Inc., a Delaware corporation formerly known as NHancement Technologies, Inc. (the "Registrant" or the "Company"), Great America Acquisition Corp., a Delaware corporation (the "Merger Sub"), Quaartz Inc., a Delaware corporation ("Quaartz") and Tom Ku, as Stockholders' Agent, the Registrant completed the merger of Merger Sub, a wholly-owned subsidiary of the Registrant, with and into Quaartz, with Quaartz being the surviving corporation of the merger and becoming a wholly-owned subsidiary of the Registrant. The transaction was closed on May 23, 2001 and is being accounted for as a purchase transaction.

As consideration for the transaction, the Registrant issued an aggregate of 1,500,000 shares of the Registrant's common stock, $0.01 par value, in exchange for the outstanding shares of capital stock of Quaartz, subject to the withholding of 50% of such shares in escrow in accordance with the terms of the Agreement.

The Registrant currently intends that Quaartz's business will continue to be operated in its current manner. Certain of the assets of Quaartz were used in the application and service provider business to offer its customers tools and services to enhance customer interaction through the Internet, and the Registrant currently intends to use such assets in substantially the same manner.

The total value of consideration paid for the purchase transaction was determined based on arm's length negotiations between the Registrant and Quaartz, which took into account Quaartz's financial position, operating history, products, intellectual property and other factors relating to Quaartz's business and certain income tax aspects of the transaction. Prior to the effective time of the merger, the Registrant was granted a security interest in substantially all of Quaartz's assets in exchange for agreeing to loan up to $1,000,000 to Quaartz.

The Company will account for the purchase price as (i) $ 8,310,000 in Company Common Stock, calculated by multiplying the number of shares of Company Common Stock issued at the effective time of the Merger (1,500,000 shares) by $5.54, which represents the average price of the Company's stock for the period two days preceding through two days following the Registrant's first announcement of the Merger, which occurred on February 8, 2001, (ii) $429,000 representing the fair value of the Registrant's common stock options granted to Quaartz employees in exchange for cancelled Quaartz common stock options, and (iii) $242,000 in approximate acquisition expenses. The Company will account for the total purchase price of Quaartz Inc. as $ 8,981,000.


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS


(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. Consolidated financial statements of Quaartz Inc. are attached as Exhibits 99.3 and 99.4 hereto.

(b) PRO FORMA FINANCIAL INFORMATION. Pro forma consolidated financial information is attached as Exhibit 99.5 hereto.


Exhibit No.    Description
-----------    -----------

   2.1* Agreement and Plan of Merger, dated as of February 5, 2001, by and among Nhancement Technologies Inc., d/b/a Appiant Technologies, Inc., Great America Acquisition Corp., Quaartz Inc. and Tom Ku, as Stockholders' Agent.


               The above agreement contains a list identifying all exhibits and schedules thereto not filed as a part of Exhibit 2.1. The Company agrees to furnish supplementary a copy of any omitted exhibits or schedules to the Securities and Exchange Commission upon request.


   23.1        Consent of PricewaterhouseCoopers LLP


   99.3 Audited Consolidated Financial Statements of Quaartz, Inc. for the period ended September 30, 1999 and the year ended September 30, 2000


   99.4 Unaudited Interim Consolidated Financial Statements of Quaartz, Inc. for the six months ended March 31, 2001 and 2000


   99.5 Unaudited Pro Forma Consolidated Financial Statements of Appiant Technologies, Inc. and Quaartz, Inc. for the period ended March 31, 2001 and the year ended September 30, 2000

* Previously filed with Report on Form 8-K filed June 6, 2001.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Appiant Technologies, Inc.


August 13, 2001                           By: /s/ Douglas Zorn
                                           -------------------------------------
                                           Douglas S. Zorn
                                           President and Chief Executive Officer


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                                  EXHIBIT INDEX


Exhibit No.    Description
-----------    -----------

   2.1* Agreement and Plan of Merger, dated as of February 5, 2001, by and among Nhancement Technologies Inc., d/b/a Appiant Technologies, Inc., Great America Acquisition Corp., Quaartz Inc. and Tom Ku, as Stockholders' Agent.


               The above agreement contains a list identifying all exhibits and schedules thereto not filed as a part of Exhibit 2.1. The Company agrees to furnish supplementary a copy of any omitted exhibits or schedules to the Securities and Exchange Commission upon request.



   23.1        Consent of PricewaterhouseCoopers LLP


   99.3 Audited Consolidated Financial Statements of Quaartz, Inc. for the period ended September 30, 1999 and the year ended September 30, 2000



   99.4 Unaudited Interim Consolidated Financial Statements of Quaartz, Inc. for the six months ended March 31, 2001 and 2000


   99.5 Unaudited Pro Forma Consolidated Financial Statements of Appiant Technologies, Inc. and Quaartz, Inc. for the period ended March 31, 2001 and the year ended September 30, 2000


* Previously filed with Report on Form 8-K filed June 6, 2001.


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